EXHIBIT 1.2


                             CPC International Inc.

                  U.S. $500,000,000 Medium-Term Notes, Series F
                            Due More Than Nine Months
                               From Date of Issue

                            Selling Agency Agreement


                                                                          , 1997
                                                              New York, New York


SALOMON BROTHERS INC                          MERRILL LYNCH, PIERCE, FENNER
Seven World Trade Center                        & SMITH INCORPORATED
New York, New York 10048                       World Financial Center-North
                                               250 Vesey Street
                                               New York, New York 10281

Ladies and Gentlemen:

     CPC International Inc., a Delaware corporation (the "Company"), confirms the agreement with each of you with respect to the issuance and sale by the Company of up to $500,000,000 aggregate principal amount of its Medium-Term Notes, Series F, Due More Than Nine Months from Date of Issue (the "Notes"). The Notes will be issued under an indenture dated as of April 15, 1988 as amended and supplemented by the First Supplemental Indenture and Amendment dated as of March 2, 1994 (together, the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, or the equivalent thereof in a specified currency of a country other than the United States or in a composite currency and in any greater denomination that is an integral multiple of $1,000 of such specified currency or composite currency. References herein to "$" shall be to United States dollars, and references herein to amounts in United States dollars shall be deemed to refer to the equivalent amount of currencies of countries other than the United States or composite currencies to the extent applicable. The Notes will be issued only in fully registered form and will


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have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures")
(unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to either of you (or any additional parties appointed pursuant to Section 13 hereof) acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to either of you (or any additional parties specified in accordance with Section 2(a)) acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to both of you (and any such additional parties) collectively whether at any time either of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

          a. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 333- ), including a basic prospectus, which has become effective, for the registration under the Act of $500,000,000 aggregate principal amount of debt securities (the "Securities"). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes, and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes, the Company proposes to


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     file with the Commission pursuant to the applicable paragraph of Rule
     424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

          b. As of the Execution Time (as defined below), on the Effective Date (as defined below), when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement that shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          c. As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal,


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     valid and binding obligations of the Company entitled to the benefits of the Indenture.

          d. The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and, if the context so requires, the applicable Pricing Supplement. "Registration Statement" shall mean the registration statement referred to in the first sentence of paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule "424", refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     2. Appointment of Agents; Solicitation by the Agents of Offers To Purchase; Sales of Notes to a Purchaser. a. Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.


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     On the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission' on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

     Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company reserves the right to sell Notes directly to investors on its own behalf and to add additional agents pursuant to Section 13. The Company may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company shall not have solicited such offers, (ii) such agent is engaged on the same terms and conditions (including, without limitation, commission rates) as those contained in (without being required to become a party hereto) this Agreement and (iii) the Company shall give the Agents notice of such transaction.


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     If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     b. Subject to the terms and conditions stated herein, whenever the Company and any of you determine that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement." Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in
Section 6(b). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

     Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

     Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed


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public offering price. In connection with any resale of Notes purchased, a
Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

     3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

     4. Agreements. The Company agrees with you that:

          a. Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent


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     the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          b. If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will
     (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented),
     (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph
     (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

          c. The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, at the time the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained in such announcement. The Company also will furnish to each of you copies of all press releases or announcements furnished to news or wire services and any other material press releases and announcements.


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     The Company will immediately notify each of you of (i) any decrease in the;
     rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, as soon as the Company learns of any such decrease or notice.

          d. As soon practicable, the Company will make generally available to its security holders and to each of you an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of
     Section 11(a) of the Act and Rule 158 under the Act.

          e. The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

          f. The Company will arrange for the qualification of the Notes for sale under the securities and blue sky laws of such jurisdictions as any of you may designate (including the provisions of Florida blue sky law, if requested, relating to issuers doing business with Cuba), will maintain such qualifications in effect so long as required for the distribution of the Notes, and, if requested by an Agent or Purchaser, will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided that the Company shall not be required to qualify as a foreign corporation or a dealer or to consent to the service of process under the laws of any such state or to take any action which would or could subject the Company to taxation in any state where it is not now so subject.

          g. The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the


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     performance by the Company of its obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

          h. The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse each of you as requested for all out-of-pocket expenses (including without limitation advertising expenses), if any, incurred by you in connection with this Agreement and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

          i. Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued


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     and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

          j. Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or
     (iii) providing for a change the Agents deem to be immaterial), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President or a Vice President and the Treasurer or Comptroller of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(e) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

          k. Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto,
     (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information is of such a nature that an opinion of counsel should be furnished or (iv) providing for a change the Agents deem to be immaterial), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Sections 5(b) and 5(c) but modified


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     to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          l. Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements and the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" unless, in the reasonable judgment of any of you, such letter should cover other information of an accounting or financial nature.

     5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:


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                                       13


          a. If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          b. The Company shall have furnished to each Agent the opinion of Hanes
     A. Heller, Esq., Vice President and General Counsel for the Company, dated the Execution Time, to the effect that:

               (i) except as specified in the Prospectus or any documents incorporated by reference therein, each of the Company and the subsidiaries listed on Schedule II hereto (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

               (ii) all of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iii) the Company's authorized equity capitalization is as set forth in the documents incorporated by reference in the Prospectus;

               (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly


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                                       14


          qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters in all material respects;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been or will be made in the manner and within the time period required by Rule 424(b);

          to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the Notes conform in all material respects to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the last sentence of Section 1(a) of this Agreement);

               (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

               (x) neither the execution and delivery of the Indenture not the issue and sale of the Notes nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will violate, conflict with, result in a breach of, or constitute a default under, any law known by such counsel to be applicable to the Company or its subsidiaries, or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator hav-ing jurisdiction over the Company or any of its subsidiaries, except for such violation, conflict, breach or default which, whether individually or in the aggregate, would not be expected to have to have a material adverse affect on the operations, business or financial condition of the Company and its subsidiaries, taken as a whole; and

               (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In addition such counsel shall make a statement that shall include such qualifying language as may be reasonably acceptable to each of you to the effect that such counsel has no reason to believe that the Registration Statement at the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the corporate laws of the State of Delaware or the laws of the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

          c. The Company shall have furnished to each Agent the opinion of Luis Schuchinski, Esq., Vice President-Taxation, dated the Execution Time, to the effect that the information contained in the Prospectus under the caption "United States Taxation" is a fair and accurate summary of the principal Federal income tax consequences associated with the ownership of the Notes.

          d. Each Agent shall have received from a law firm designated by the Agents and reasonably acceptable to the

     Company (which law firm on the execution date shall be Cleary, Gottlieb, Steen & Hamilton), such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          e. The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board or the President or a Vice President and the Treasurer or Comptroller of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the actual knowledge of such officers, threatened; and

               (iii) since the date of the most recent financial statements incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          f. At the Execution Time, the Company's independent public accountants shall have furnished to each Agent a letter, dated the date hereof, in form and substance reasonably satisfactory to the Agents, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company contained in the Registration Statement and the Prospectus.

          g. Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be cancelled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Cahill Gordon & Reindel, special counsel for the Company, at 80 Pine Street, New York, New York, on the date hereof.

     6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

          a. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          b. To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated,
     (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(e) (except that references to the

     Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) the opinion of counsel for the Company, dated as of the Closing Date, to the effect set forth in Sections 5(b) and 5(c),
     (iii) the opinion of counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(d), and (iv) a letter or letters of the independent public accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(f).

          c. Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be cancelled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     7. Right of Person Who Agreed To Purchase To Refuse To Purchase. a. The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

     b. The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the reasonable judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the reasonable judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and Section 9(b)).

     8. Indemnification and Contribution. a. The Company agrees to indemnify and hold harmless each of you, the directors, officers, employees and agents of each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any of you specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     b. Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first paragraph of the inside cover, and under the heading "Plan of Distribution," of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

     c. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     d. In the event that the indemnity provided in paragraph (a) or (b) of this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided, however, that in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. Termination. a. This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any of you insofar as this Agreement relates to any Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

     b. Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the reasonable judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, (iii) trading in the Company's Common Stock shall have been suspended by the Commission or the New York, Midwest or Pacific Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iv) a banking moratorium shall have been declared by either Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of such Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

     10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provisions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at International Plaza, P.O. Box 8000, Englewood Cliffs, NJ 07632, attention of the Corporate Secretary.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

     13. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on 2 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                          Very truly yours,

                                          CPC International Inc.


                                          By:_______________________
                                             Name:
                                             Title:

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated

By:      Salomon Brothers Inc


By: __________________________
    Name
    Title:


By:      Merrill Lynch, Pierce, Fenner
           & Smith Incorporated


By: __________________________
    Name
    Title:

                                   SCHEDULE I


Commissions:

                  The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

         Term                                  Commission Rate

From 9 months to less than 1 year..........          .125%
From 1 year to less than 18 months.........          .150%
From 18 months to less than 2 years........          .200%
From 2 years to less than 3 years..........          .250%
From 3 years to less than 4 years..........          .350%
From 4 years to less than 5 years..........          .450%
From 5 years to less than 6 years..........          .500%
From 6 years to less than 7 years..........          .550%
From 7 years to less than 10 years.........          .600%
From 10 years to less than 15 years........          .625%
From 15 years to less than 20 years........          .650%
From 20 years to less than 30 years........          .750%
From 30 years up to and
  including 40 years.......................          .875%

     Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above. Commissions on Notes with a stated maturity in excess of 40 years will be negotiated at the time of sale.

Address for Notice to you:

     Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department.

     Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at World Financial Center - North, 250 Vesey Street, New York, New York 10281, Attention of the Medium-Term Note Department.

                                   SCHEDULE II

SUBSIDIARY                               JURISDICTION OF ORGANIZATION

Arnold Foods Company, Inc.                            Delaware
Best Foods-Caribbean, Inc.                            Delaware
S.B. Thomas, Inc.                                     New York
Entenmann's, Inc.                                     Delaware

                                                                       EXHIBIT A


                             CPC International Inc.

                   Medium-Term Note Administrative Procedures
                                     , 1997

     The Medium-Term Notes, Series F, Due More Than Nine Months from Date of Issue (the "Notes") of CPC International Inc. (the "Company") are to be offered on a continuing basis. Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement by and among the Company and the Agents dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an Indenture dated as of April 15, 1988 as amended and supplemented by the First Supplemental Indenture and Amendment dated as of March 2, 1994 (together, the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee").

     The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

     Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

     The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained be-low. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

     Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement, respectively, shall control.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

     In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of October 21, 1988 and as amended to the date hereof, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                               On any date of settlement (as defined
                                        under "Settlement" below) for one or
                                        more Book-Entry Notes, the Company will
                                        issue a single global security in fully
                                        registered form without coupons (a

                                        "Global Security") representing up to
                                        $200,000,000 principal amount of all
                                        such Book-Entry Notes that have the same original issue date, original issue discount provisions, if any, Interest Payment Dates, Regular Record Dates, Interest Payment Period, redemption, repayment and extension provisions, if any, Maturity Date, and, in the case of Fixed Rate Notes, interest rate, or, in the case of Floating Rate Notes, initial interest rate, Interest Rate Basis, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier, if any, minimum interest rate, if any, and maximum interest rate, if any (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an original issue date, which will be (i) with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and
                                        (ii) following a consolidation of Global
                                        Securities, with respect to the Global
                                        Security resulting from such
                                        consolidation, the most recent Interest
                                        Payment Date to which interest has been
                                        paid or duly provided for on the
                                        predecessor Global Securities,
                                        regardless of the date of authentication of such resulting Global Security. No Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

Identification Numbers:                 The Company has arranged with the CUSIP
                                        Service Bureau of Standard & Poor's
                                        Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designations. The Trustee, the Company and DTC have obtained from the CUSIP
                                        Service Bureau a written list of such
                                        reserved CUSIP numbers. The Company will assign CUSIP numbers to Global
                                        Securities as described below under
                                        Settlement Procedure "B." DTC will
                                        notify the CUSIP Service Bureau
                                        periodically of the CUSIP numbers that
                                        the Company has assigned to Global
                                        Securities. The Trustee will notify the
                                        Company at any time when fewer than 100
                                        of the reserved CUSIP numbers remain
                                        unassigned to Global Securities, and, if the Trustee deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities.
                                        Upon obtaining such additional CUSIP
                                        numbers, the Company shall deliver a
                                        list of such additional CUSIP numbers to the Trustee and DTC.

Registration:                           Global Securities will be issued only in
                                        fully registered form without coupons.
                                        Each Global Security will be registered
                                        in the name of Cede & Co., as nominee
                                        for DTC, on the securities register for
                                        the Notes maintained under the
                                        Indenture. The beneficial owner of a
                                        Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the
                                        "Participants") to act as agent or
                                        agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry
                                        Note will be recorded through the
                                        records of such Participants or through
                                        the separate records of such
                                        Participants and one or more indirect
                                        participants in DTC.

Transfers:                              Transfers of a Book-Entry Note will be
                                        accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                              The Trustee may deliver to DTC and the
                                        CUSIP Service Bureau at any time a
                                        written notice of consolidation (a copy
                                        of which shall be attached to the
                                        resulting Global Security described
                                        below) specifying (i) the CUSIP numbers
                                        of two or more outstanding Global
                                        Securities that represent (A) Fixed Rate
                                        Book-Entry Notes having the same Terms
                                        and for which interest has been paid to
                                        the same date or (B) Floating Rate
                                        Book-Entry Notes having the same Terms
                                        and for which interest has been paid to
                                        the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment
                                        Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement

                                        Global Security and (iii) a new CUSIP
                                        number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                             Each Book-Entry Note will mature on a
                                        date more than nine months after the
                                        Original Issue Date (as defined below)
                                        for such Note. A Floating Rate
                                        Book-Entry Note will mature only on an
                                        Interest Payment Date for such Note. Any
                                        Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:                          Book-Entry Notes will be issued in
                                        principal amounts of $1,000 or any
                                        amount in excess thereof that is an
                                        integral multiple of $1,000. Global
                                        Securities will be denominated in
                                        principal amounts not in excess of
                                        $200,000,000. If one or more Book-Entry
                                        Notes having an aggregate principal
                                        amount in excess of $200,000,000 would,
                                        but for the preceding sentence, be
                                        represented by a single Global Security, then one Global Security will be authenticated and issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or
                                        Notes shall be assigned the same CUSIP
                                        number.

Interest:                               General. Interest, if any, on each
                                        Book-Entry Note will accrue from the
                                        original issue date for the first
                                        interest period or the last date to
                                        which interest has been paid, if any,
                                        for each subsequent interest period, on
                                        the Global Security representing such
                                        Book-Entry Note, and will be calculated
                                        and paid in the manner described in such Book-Entry Note and in the Prospectus
                                        (as defined in the Agency Agreement), as supplemented by the applicable Pricing
                                        Supplement. Unless otherwise specified
                                        therein, each payment of interest on a
                                        Book-Entry Note will include interest
                                        accrued to but excluding the Interest
                                        Payment Date (provided that, in the case of Floating Rate Book-Entry Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest
                                        Payment Date) or to but excluding
                                        Maturity (other than a Maturity of a
                                        Fixed Rate Book-Entry Note occurring on
                                        the 31st day of a month, in which case
                                        such payment of interest will include
                                        interest accrued to but excluding the
                                        30th day of such month. Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable.
                                        Standard & Poor's Corporation will use
                                        the information received in the pending
                                        deposit message described under
                                        Settlement Procedure "C" below in order
                                        to include the amount of any interest
                                        payable and certain other information
                                        regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's
                                        Corporation.

                                        Regular Record Dates. The Regular Record
                                        Date with respect to any Interest
                                        Payment Date shall be the date (whether
                                        or not a Business Day) fifteen calendar
                                        days immediately preceding such Interest
                                        Payment Date.

                                        Interest Payment Dates on Fixed Rate
                                        Book-Entry Notes. Unless otherwise
                                        specified pursuant to Settlement
                                        Procedure "A" below, interest payments
                                        on Fixed Rate Book-Entry Notes will be
                                        made semi-annually on May 15 and
                                        November 15 of each year and at
                                        Maturity; provided, however, that if an
                                        Interest Payment Date for a Fixed Rate
                                        Book-Entry Note is not a Business Day,
                                        the payment due on such day shall be
                                        made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                        Interest Payment Dates on Floating Rate
                                        Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                        Notice of Interest Payment and Regular
                                        Record Dates. On the first Business Day
                                        of January, April, July and October of
                                        each year, the Trustee will deliver to
                                        the Company and DTC a written list of
                                        Regular Record Dates and Interest
                                        Payment Dates that will occur with
                                        respect to Book-Entry Notes during the
                                        six-month period beginning on such first
                                        Business Day. Promptly after each
                                        Interest Determination Date for Floating
                                        Rate Book-Entry Notes, the Trustee, as
                                        Calculation Agent, will notify Standard
                                        & Poor's Corporation of the interest
                                        rates determined on such Interest
                                        Determination Date.

Calculation of Interest:                Fixed Rate Book-Entry Notes. Interest on
                                        Fixed Rate Book-Entry Notes (including
                                        interest for partial periods) will be
                                        calculated on the basis of a 360-day
                                        year of twelve 30-day months.

                                        Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is the Treasury Rate or the CMT Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal
and Interest:                           Payment of Interest Only. Promptly after
                                        each Regular Record Date, the Trustee
                                        will deliver to the Company and DTC a
                                        written notice setting forth, by CUSIP
                                        number, the amount of interest to be
                                        paid on each Global Security on the
                                        following Interest Payment Date (other
                                        than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's
                                        Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest
                                        Payment Date (other than at Maturity),
                                        and the Trustee will pay such amount to
                                        DTC, at the times and in the manner set
                                        forth below under "Manner of Payment."

                                        Payments at Maturity. On or about the
                                        first Business Day of each month, the
                                        Trustee will deliver to the Company and
                                        DTC a written list of principal and
                                        interest to be paid on each Global
                                        Security maturing (on a Maturity or
                                        Redemption Date or otherwise) in the
                                        following month. The Trustee, the
                                        Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to the Trustee, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Global Securities as of the immediately preceding Business Day. If the Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

                                        Manner of Payment. The total amount of
                                        any principal and interest due on Global
                                        Securities on any Interest Payment Date
                                        or at Maturity shall be paid by the
                                        Company to the Trustee in immediately
                                        available funds no later than 9:30 A.M.
                                        (New York City time) on such date. The
                                        Company will make such payment on such
                                        Global Securities by instructing the
                                        Trustee to withdraw funds from an
                                        account maintained by the Company with
                                        the Trustee or by wire transfer to the
                                        Trustee. The Company will confirm any
                                        such instructions in writing to the
                                        Trustee. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Trustee and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent) or the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                        Withholding Taxes. The amount of any
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon                         Company Notice to Trustee Regarding
Company's Exercise                      Exercise of Optional Reset.  Not
of Optional Reset                       less than 45 or more than 60 days
or Optional                             before an Optional Reset Date as
Extension of Maturity:                  set forth in a Book-Entry Note, the
                                        Company will notify the Trustee whether
                                        it is exercising its option to reset the Interest Rate or Spread or Spread
                                        Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new
                                        Interest Rate or Spread or Spread
                                        Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional Reset Date to the next
                                        Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated
                                        Maturity of such Book-Entry Note (the
                                        "Subsequent Interest Period"); and (ii)
                                        the provisions, if any, for redemption
                                        of such Book-Entry Note during such
                                        Subsequent Interest Period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                                        Interest Period.

                                        Company Notice to Trustee Regarding
                                        Exercise of Optional Extension of
                                        Maturity. If the Company elects to
                                        exercise an option, as set forth in a
                                        Book-Entry Note, to extend the Stated
                                        Maturity of such Note, it will so notify the Trustee no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity;
                                        (ii) the Interest Rate or Spread or
                                        Spread Multiplier, as the case may be,
                                        and (iii) the provisions, if any, for
                                        redemption of such Book-Entry Note
                                        during such extension period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                        Trustee Notice to DTC Regarding
                                        Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee will hand-deliver a notice to DTC not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                                        Trustee Notice to Company Regarding
                                        Option To Be Repaid. If, after receipt
                                        of either a Reset Notice or an Extension
                                        Notice, DTC exercises the option for
                                        repayment by tendering the Global
                                        Security representing the Book-Entry
                                        Note to be repaid as set forth in such
                                        Note, the Trustee shall give notice to
                                        the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                                        Company Notice Regarding New Interest
                                        Rate or New Spread or Spread Multiplier.
                                        If the Company elects to revoke the
                                        Interest Rate or Spread or Spread

                                        Multiplier and establish a higher
                                        interest rate or Spread or Spread
                                        Multiplier for an Optional Reset Period
                                        or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee. The Trustee will immediately thereafter notify DTC of the new Interest Rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                                        Trustee Notice to Company Regarding DTC
                                        Revocation of Option To Be Repaid. If,
                                        after DTC has tendered any Book-Entry
                                        Notes for repayment pursuant to an
                                        Extension Notice or an Optional Reset
                                        Notice, DTC then revokes such tender for repayment, the Trustee shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                                        Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before an Optional Reset Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. The Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon                         Company Notice to Trustee Regarding
Company's Exercise                      Exercise of Optional Redemption.
of Optional Redemption:                 At least 45 days prior to the date
                                        on which it intends to redeem a
                                        Book-Entry Note, the Company will notify the Trustee that it is exercising such option with respect to such Book-Entry
                                        Note on such date.

                                        Trustee Notice to DTC Regarding
                                        Company's Exercise of Optional
                                        Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                                        Deposit of Redemption Price. On or
                                        before any redemption date, the Company
                                        shall deposit with such Trustee an
                                        amount of money sufficient to pay the
                                        redemption price, plus interest accrued
                                        to such redemption date, for all the
                                        Book-Entry Notes or portions thereof
                                        which are to be repaid on such
                                        redemption date. Such Trustee will use
                                        such money to repay such Book-Entry
                                        Notes pursuant to the terms set forth in such Notes.

Payments of Princi-                     Trustee Notice to Company of Op-
pal and Interest                        tion To Be Repaid.  Upon receipt of
upon Exercise of                        notice of exercise of the option
Optional Repayment                      for repayment and the Global Secu-
(Except Pursuant to                     rities representing the Book-Entry
Company's Exercise                      Notes so to be repaid as set forth of
such Notes, the Trustee shall           Optional Reset or in (unless such notice
Optional Extension):                    was received pursuant to the Company's
                                        exercise of an optional reset or an
                                        optional extension of maturity, in each
                                        of which cases the relevant procedures
                                        set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment
                                        Date of such Optional Repayment Date and of the principal amount of Book-Entry
                                        Notes to be repaid on such Optional
                                        Repayment Date.

                                        Deposit of Repayment Price. On or prior
                                        to any Optional Repayment Date, the
                                        Company shall deposit with such Trustee
                                        an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate
Setting and Posting:                    The Company and the Agents will discuss
                                        from time to time the aggregate
                                        principal amount of, the issuance price
                                        of, and the interest rates to be borne
                                        by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and
Rejection of Orders:                    Unless otherwise instructed by the
                                        Company, each Agent will advise the
                                        Company promptly by telephone of all
                                        orders to purchase Book-Entry Notes
                                        received by such Agent, other than those rejected by the Agent in whole or in part in the reasonable exercise of its
                                        discretion. Unless otherwise agreed by
                                        the Company and the Agents, the Company
                                        has the right to accept orders to
                                        purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of
Pricing Supplement:                     If any order to purchase a Book- Entry
                                        Note is accepted by or on behalf of the
                                        Company, the Company will prepare a
                                        pricing supplement (a "Pricing
                                        Supplement") reflecting the applicable
                                        interest rates and other terms of such
                                        Book-Entry Note and will arrange to have the Pricing Supplement filed with the Commission via the Commission's EDGAR system in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting Agent") at (unless otherwise specified by the
                                        Presenting Agent in writing) the
                                        following address:

                                        If to Salomon Brothers Inc:

                                        Salomon Brothers Inc
                                        8800 Hidden River Parkway
                                        Tampa,       Florida 33167

                                        Attention:   Enrique Castro
                                        Telephone:   (813) 558-7165
                                        Telecopy:    (813) 558-4123

                                                  or

                                        If to Merrill Lynch, Pierce,
                                          Fenner & Smith Incorporated:

                                        Merrill Lynch & Co. - Tritech
                                        Services
                                        4 Corporate Place
                                        Corporate Park 287
                                        Piscataway, New Jersey 08854

                                        Attention: Final Prospectus Unit/
                                          Nachman Kimerling
                                        Telephone:   (908) 878-6525/26/27
                                        Telecopy:    (908) 878-9815

                                        also, for record keeping purposes,
                                        please send a copy to:

                                        Merrill Lynch, Pierce, Fenner &
                                          Smith Incorporated
                                        Merrill Lynch World Headquarters
                                        World Financial Center, North Tower
                                        10th Floor
                                        250 Vesey Street
                                        New York, New York  10281-1310
                                        Attention:   MTN Product Management

                                        or, if to another Presenting Agent,
                                        to the address specified by it to
                                        the Company.

                                        The Presenting Agent will cause a
                                        Prospectus and Pricing Supplement to be
                                        delivered to the purchaser of such
                                        Book-Entry Note.

                                        In each instance that a Pricing
                                        Supplement is prepared, the Presenting
                                        Agent will affix the Pricing Supplement
                                        to Prospectuses prior to their use.
                                        Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solici-                   The Company reserves the right, in
tation; Amendment or                    its sole discretion, to instruct
Supplement:                             the Agents to suspend at any time, for
                                        any period of time or permanently, the
                                        solicitation of orders to purchase
                                        Book-Entry Notes. Upon receipt of such
                                        instructions, the Agents will forthwith
                                        suspend solicitation until such time as
                                        the Company has advised them that such
                                        solicitation may be resumed.

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the Company
                                        will promptly advise the Agents and the
                                        Trustee whether such orders may be
                                        settled and whether copies of the
                                        Prospectus as in effect at the time of
                                        the suspension, together with the
                                        appropriate Pricing Supplement, may be
                                        delivered in connection with the
                                        settlement of such orders. The Company
                                        will have the sole responsibility for
                                        such decision and for any arrangements
                                        that may be made in the event that the
                                        Company determines that such orders may
                                        not be settled or that copies of such
                                        Prospectus may not be so delivered.

                                        If the Company decides to amend or
                                        supplement the Registration Statement
                                        (as defined in the Agency Agreement) or
                                        the Prospectus, it will promptly advise
                                        the Agents and furnish the Agents with
                                        the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For Rate                     When the Company has determined
Changes:                                to change the interest rates of
                                        Book-Entry Notes being offered, it will
                                        promptly advise the Agents and the
                                        Agents will forthwith suspend
                                        solicitation of orders. The Agents will
                                        telephone the Company with
                                        recommendations as to the changed
                                        interest rates. At such time as the
                                        Company has advised the Agents of the
                                        new interest rates, the Agents may
                                        resume solicitation of orders. Until
                                        such time only "indications of interest" may be recorded.

Delivery of Prospectus:                 A copy of the Prospectus and a Pricing
                                        Supplement relating to a Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry
                                        Note, confirmation of the purchase of
                                        such Book-Entry Note and payment for
                                        such Book-Entry Note by its purchaser.
                                        If notice of a change in the terms of
                                        the Book-Entry Notes is received by the
                                        Agents between the time an order for a
                                        Book-Entry Note is placed and the time
                                        written confirmation thereof is sent by
                                        the Presenting Agent to a customer or
                                        his agent, such confirmation shall be
                                        accompanied by a Prospectus and Pricing
                                        Supplement setting forth the terms in
                                        effect when the order was placed.
                                        Subject to "Suspension of Solicitation;
                                        Amendment or Supplement" above, the
                                        Presenting Agent will deliver a
                                        Prospectus and Pricing Supplement as
                                        herein described with respect to each
                                        Book-Entry Note sold by it. The Company
                                        will make such delivery if such
                                        Book-Entry Note is sold directly by the
                                        Company to a purchaser (other than an
                                        Agent).

Confirmation:                           For each order to purchase a Book-Entry
                                        Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                             The receipt by the Company of
                                        immediately available funds in payment
                                        for a Book-Entry Note and the
                                        authentication and issuance of the
                                        Global Security representing such
                                        Book-Entry Note shall constitute
                                        "settlement" with respect to such
                                        Book-Entry Note. All orders accepted by
                                        the Company will be settled on the third
                                        Business Day following the date of sale
                                        of such Book-Entry Note pursuant to the
                                        timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
                                        Business Day following the date of sale.

Settlement Procedures:                  Settlement Procedures with regard to
                                        each Book-Entry Note sold by the Company through any Agent, as agent, shall be as follows:

                                        A. The Presenting Agent will advise the
                                        Company by telephone of the following
                                        settlement information:

                                        1. Principal or face amount.

                                        2. Stated Maturity.

                                        3. In the case of a Fixed Rate
                                        Book-Entry Note, the interest rate or,
                                        in the case of a Floating Rate
                                        Book-Entry Note, the Interest Rate
                                        Basis, initial interest rate (if known
                                        at such time), Index Maturity, Interest
                                        Reset Period, Interest Reset Dates,
                                        Spread or Spread Multiplier (if any),
                                        Minimum Interest Rate (if any) and
                                        Maximum Interest Rate (if any).

                                        4. Interest Payment Dates and the
                                        Interest Payment Period.

                                        5. Redemption, repayment and extension
                                        provisions, if any.

                                        6. Settlement date.

                                        7. Price.

                                        8. Presenting Agent's commission,
                                        determined as provided in Section 2 of
                                        the Agency Agreement.

                                        9. Whether such Book-Entry Note is
                                        issued at an original issue discount
                                        ("OID") and, if so, the total amount of
                                        OID, the yield to maturity and the
                                        initial accrual period OID.

                                        B. The Company will assign a CUSIP
                                        number to the Global Security
                                        representing such Book-Entry Note and
                                        then advise the Trustee by telephone
                                        (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of the Presenting Agent. The Company will also notify the Presenting Agent by telephone of such CUSIP number as soon as practicable.

                                        Each such communication by the Company
                                        shall constitute a representation and
                                        warranty by the Company to the Trustee
                                        and the Presenting Agent that (i) such
                                        Note is then, and at the time of
                                        issuance and sale thereof will be, duly
                                        authorized for issuance and sale by the
                                        Company, (ii) such Note, and the Global
                                        Security representing such Note, will
                                        conform with the terms of the Indenture
                                        for such Note, and (iii) upon
                                        authentication and delivery of such
                                        Global Security, the aggregate initial
                                        offering price of all Notes issued under the Indenture will not exceed
                                        $200,000,000 (except for Book-Entry
                                        Notes represented by Global Securities
                                        authenticated and delivered in exchange
                                        for or in lieu of Global Securities
                                        pursuant to the Indenture and except for Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes pursuant to any such Section).

                                        C. The Trustee will enter a pending
                                        deposit message through DTC's
                                        Participant Terminal System providing
                                        the following settlement information to
                                        DTC (which shall route such information
                                        to Standard & Poor's Corporation), the
                                        Presenting Agent and, upon request, the
                                        Trustee:

                                        1. The information set forth in
                                        Settlement Procedure "A".

                                        2. Identification as a Fixed Rate
                                        Book-Entry Note or a Floating Rate
                                        Book-Entry Note.

                                        3. Initial Interest Payment Date for
                                        such Book-Entry Note, number of days by
                                        which such date succeeds the related
                                        Regular Record Date and amount of
                                        interest payable on such Interest
                                        Payment Date.

                                        4. The Interest Payment Period.

                                        5. CUSIP number of the Global Security
                                        representing such Book-Entry Note.

                                        6. Whether such Global Security will
                                        represent any other Book-Entry Note (to
                                        the extent known at such time).

                                        D. To the extent the Company has not
                                        already done so, the Company will
                                        deliver to the Trustee a Global Security in a form that has been approved by the Company, the Agents and the Trustee.

                                        E. The Trustee will complete such
                                        Book-Entry Note, stamp the appropriate
                                        legend, as instructed by DTC, if not
                                        already set forth thereon, and
                                        authenticate the Global Security
                                        representing such Book-Entry Note.

                                        F. DTC will credit such Book-Entry Note
                                        to the Trustee's participant account at
                                        DTC.

                                        G. The Trustee will enter a SDFS
                                        delivery order through DTC's Participant
                                        Terminal System instructing DTC to (i)
                                        debit such Book-Entry Note to the
                                        Trustee's participant account and credit such Book-Entry Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Note less the Presenting Agent's commission. The entry of such a delivery order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

                                        H. The Presenting Agent will enter an
                                        SDFS delivery order through DTC's
                                        Participant Terminal System instructing
                                        DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Book-Entry Note.

                                        I. Transfers of funds in accordance with SDFS delivery orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                                        J. The Trustee will, upon receipt of
                                        funds from the Presenting Agent in
                                        accordance with Settlement Procedure
                                        "G", wire transfer to the account of the Company maintained at Citibank, N.A., 399 Park Avenue, New York, New York, funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

                                        K. The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures                   For orders of Book-Entry Notes
Timetable:                              solicited by any Agent and accepted by
                                        the Company for settlement on the first
                                        Business Day after the sale date,
                                        Settlement Procedures "A" through "K"
                                        set forth above shall be completed as
                                        soon as possible but not later than the
                                        respective times (New York City time)
                                        set forth below:

                                        Settlement
                                        Procedure            Time

                                        A             11:00 A.M. on the sale
                                                        date
                                        B             12:00 Noon on the sale
                                                        date

                                        C             2:00 P.M.  on the sale
                                                        date
                                        D             3.00 P.M.  on the day
                                before settlement
                            E 9:00 A.M. on settlement
                                                        date
                                        F             10:00 A.M. on
                                                        settlement date
                                        G-H           2:00 P.M.  on settlement
                                                        date
                             4:45 P.M. on settlement
                                                        date
                                        J-K           5:00 P.M.  on settlement
                                                        date

                                        If a sale is to be settled more than one
                                        Business Day after the sale date,
                                        Settlement Procedures "A", "B" and "C"
                                        shall be completed as soon as
                                        practicable but no later than 11:00 A.M.
                                        and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day before the settlement date, respectively. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                        If settlement of a Book-Entry Note is
                                        rescheduled or cancelled, the Trustee
                                        will deliver to DTC, through DTC's
                                        Participant Terminal System, a
                                        cancellation message to such effect by
                                        no later than 2:00 P.M. on the Business
                                        Day immediately preceding the scheduled
                                        settlement date.

Failure To Settle:                      If the Trustee fails to enter an SDFS
                                        delivery order with respect to a
                                        Book-Entry Note pursuant to Settlement
                                        Procedure "G", the Trustee may deliver
                                        to DTC, through DTC's Participant
                                        Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such
                                        Book-Entry Note that is at least equal
                                        to the principal amount to be debited.
                                        If a withdrawal message is processed
                                        with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company and the Trustee will make appropriate entries in its records.
                                        The CUSIP number assigned to such Global
                                        Security shall, in accordance with CUSIP
                                        Service Bureau procedures, be cancelled
                                        and not immediately reassigned. If a
                                        withdrawal message is processed with
                                        respect to one or more, but not all, of
                                        the Book-Entry Notes represented by a
                                        Global Security, the Trustee will
                                        exchange such Book-Entry Note for two
                                        Global Securities, one of which shall
                                        represent such BookEntry Notes and shall be cancelled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global
                                        Security and shall bear the CUSIP number of the surrendered Global Security.

                                        If the purchase price for any Book-Entry
                                        Note is not timely paid to the
                                        Participants with respect to such Note
                                        by the beneficial purchaser thereof (or
                                        a Person, including an indirect
                                        participant in DTC, acting on behalf of
                                        such purchaser), such Participants and,
                                        in turn, the Presenting Agent may enter
                                        SDFS delivery orders through DTC's
                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures "H" and "G",
                                        respectively. Thereafter, the Trustee
                                        will deliver the withdrawal message and
                                        take the related actions described in
                                        the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or the Trustee, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to one or more, but not all, of
                                        the Book-Entry Notes to have been
                                        represented by a Global Security, the
                                        Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global

                                        Security representing the other
                                        Book-Entry Notes to have been
                                        represented by such Global Security and
                                        will make appropriate entries in its
                                        records.

Trustee Not to Risk                     Nothing herein shall be deemed to
Funds:                                  require the Trustee to risk or expend
                                        its own funds in connection with any
                                        payment to the Company, DTC, the Agents
                                        or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                        Authenticity of The Company will cause
                                        the Trustee Signatures: to furnish the
                                        Agents from time to time with the
                                        specimen signatures of each of the
                                        Trustee's officers, employees or agents
                                        who has been authorized by the Trustee
                                        to authenticate Book-Entry Notes, but no Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book-Entry Note.

Payment of Expenses:                    Each Agent shall forward to the Company,
                                        on a monthly basis, a statement of the
                                        out-of-pocket expenses incurred by such
                                        Agent during that month that are
                                        reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs:                      The Company will determine with the
                                        Agents the amount of advertising that
                                        may be appropriate in soliciting offers
                                        to purchase the Book-Entry Notes.
                                        Advertising expenses will be paid by the Company.

Periodic Statements                     Periodically, the Trustee will send
from the Trustee:                       to the Company a statement setting forth
                                        the principal amount of Book-Entry Notes
                                        Outstanding as of that date and setting
                                        forth a brief description of any sales
                                        of Book-Entry Notes which the Company
                                        has advised the Trustee but which have
                                        not yet been settled.

                      PART II Administrative Procedures for
                               Certificated Notes

      The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                               Each Certificated Note will be dated and
                                        issued as of the date of its
                                        authentication by the Trustee. Each
                                        Certificated Note will bear an Original
                                        Issue Date, which will be (i) with
                                        respect to an original Certificated Note
                                        (or any portion thereof), its original
                                        issuance date (which will be the
                                        settlement date) and (ii) with respect
                                        to any Certificated Note (or portion
                                        thereof) issued subsequently upon
                                        transfer or exchange of a Certificated
                                        Note or in lieu of a destroyed, lost or
                                        stolen Certificated Note, the Original
                                        Issue Date of the predecessor
                                        Certificated Note, regardless of the
                                        date of authentication of such
                                        subsequently issued Certificated Note.

Registration:                           Certificated Notes will be issued only
                                        in fully registered form without
                                        coupons.

Transfers and                           A Certificated Note may be presented for
Exchanges:                              transfer or exchange at the principal
                                        corporate trust office in the City of
                                        New York of the Trustee. Certificated
                                        Notes will be exchangeable for other
                                        Certificated Notes having identical
                                        terms but different authorized
                                        denominations without service charge.
                                        Certificated Notes will not be
                                        exchangeable for Book-Entry Notes.

Maturities:                             Each Certificated Note will mature on a
                                        date more than nine months after the
                                        Original Issue Date (as defined below)
                                        for such Note. A Floating Rate
                                        Certificated Note will mature only on an

                                        Interest Payment Date for such Note. Any
                                        Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:                          The denomination of any Certificated
                                        Note denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in any other currency will be specified pursuant to "Settlement
                                        Procedures" below.

Interest:                               General. Interest, if any, on each
                                        Certificated Note will accrue from the
                                        original issue date for the first
                                        interest period or the last date to
                                        which interest has been paid, if any,
                                        for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated
                                        Note will include interest accrued to
                                        but excluding the Interest Payment Date
                                        (provided that, in the case of
                                        Certificated Notes which reset daily or
                                        weekly, interest payments will include
                                        accrued interest to but excluding the
                                        Regular Record Date immediately
                                        preceding the Interest Payment Date) or
                                        to but excluding Maturity (other than a
                                        Maturity of a Fixed Rate Certificated
                                        Note occurring on the 31st day of a
                                        month, in which case such payment of
                                        interest will include interest accrued
                                        to but excluding the 30th day of such
                                        month).

                                        Regular Record Dates. The Regular Record
                                        Dates with respect to any Interest
                                        Payment Date shall be the date (whether
                                        or not a Business Day) fifteen calendar
                                        days immediately preceding such Interest
                                        Payment Date.

                                        Fixed Rate Certificated Notes. Unless
                                        otherwise specified pursuant to
                                        Settlement Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semiannually on May 15 and November 15 of each year and at Maturity; provided, however, that if any Interest Payment Date for a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                        Floating Rate Certificated Notes.
                                        Interest payments will be made on
                                        Floating Rate Certificated Notes
                                        monthly, quarterly, semi-annually or
                                        annually. Interest will be payable, in
                                        the case of Floating Rate Certificated
                                        Notes with a monthly Interest Payment
                                        Period, on the third Wednesday of each
                                        month; with a quarterly interest Payment
                                        Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest

                                        Payment Period, on the third Wednesday
                                        of the two months specified pursuant to
                                        Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of                          Fixed Rate Certificated Note.
Interest:                               Interest on Fixed Rate Certificated
                                        Notes (including interest for partial
                                        periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                                        Floating Rate Certificated Notes.
                                        Interest rates on Floating Rate
                                        Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is the Treasury Rate or the CMT Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal                   Interest, if any, on each Certifi-
and Interest:                           cated Note will be calculated and paid
                                        in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement.
                                        Unless otherwise provided in the
                                        Indenture or the Certificated Note, the
                                        first payment of interest on any
                                        Certificated Note originally issued
                                        between a Record Date and an Interest
                                        Payment Date will be made on the next
                                        succeeding Interest Payment Date.
                                        Interest payable at the Maturity of a
                                        Certificated Note will be payable to the Person to whom the principal of such
                                        Note is payable. Unless other
                                        arrangements are made, all interest
                                        payments (excluding interest payments
                                        made on the Maturity Date) will be made
                                        by check mailed to the person entitled
                                        thereto as provided above; provided,
                                        however, that the holder of $10,000,000
                                        (or the equivalent thereof in other
                                        currencies) or more of Certificated
                                        Notes with similar tenor and terms will
                                        be entitled to receive payment by wire
                                        transfer in U.S. dollars.

                                        Within 10 days following each Record
                                        Date, the Trustee will inform the
                                        Company of the total amount of the
                                        interest payments to be made by the
                                        Company on the next succeeding Interest
                                        Payment Date. The Trustee will provide
                                        monthly to the Company a list of the
                                        principal and interest to be paid on
                                        Certificated Notes maturing in the next
                                        succeeding month.

                                        The Trustee will be responsible for
                                        withholding taxes on interest paid on
                                        Certificated Notes as required by
                                        applicable law.

                                        If the Maturity of a Certificated Note
                                        is not a Business Day, the payment due
                                        on such day shall be made on the next
                                        succeeding Business Day and no interest
                                        shall accrue on such payment for the
                                        period from and after such Maturity.

Procedures upon                         Company Notice to Trustee Regarding
Company's Exercise                      Exercise of Optional Reset.  Not
of Optional Reset                       less than 45 or more than 60 days
or Optional                             before an Optional Reset Date as
Extension of                            set forth in a Certificated Note,
Maturity:                               the Company will notify the
                                        Trustee whether it is exercising its
                                        option to reset the Interest Rate or
                                        Spread or Spread Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new Interest Rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note during the period from such Optional
                                        Reset Date to the next Optional Reset
                                        Date as set forth in such Certificated
                                        Note or, if there is no such next
                                        Optional Reset Date, to the Stated
                                        Maturity of such Certificated Note (the
                                        "Subsequent Interest Period"); and (ii)
                                        the provisions, if any, for redemption
                                        of such Certificated Note during such
                                        Subsequent Interest Period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                                        Interest Period.

                                        Company Notice to Trustee Regarding
                                        Exercise of Optional Extension of
                                        Maturity. If the Company elects to
                                        exercise an option, as set forth in a

                                        Certificated Note, to extend the Stated
                                        Maturity of such Note, it will so notify the Trustee no less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity;
                                        (ii) the Interest Rate or Spread or
                                        Spread Multiplier, as the case may be;
                                        and (iii) the provisions, if any, for
                                        redemption of such Certificated Note
                                        during such extension period, including
                                        the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                        Trustee Notice to Holders Regarding
                                        Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an Optional extension of maturity or an optional reset, the Trustee will mail a notice, first class, postage prepaid, to the Holder not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                                        Trustee Notice to Company Regarding
                                        Option To Be Repaid. If, after receipt
                                        of either a Reset Notice or an Extension
                                        Notice, any Holder of a Certificated
                                        Note exercises the option for repayment
                                        by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Certificated

                                        Notes to be repaid on such Optional
                                        Reset Date or old Stated Maturity, as
                                        the case may be.

                                        Company Notice Regarding New Interest
                                        Rate or New Spread or Spread Multiplier.
                                        If the Company elects to revoke the
                                        Interest Rate or Spread or Spread
                                        Multiplier and establish a higher
                                        interest rate or Spread or Spread
                                        Multiplier for an optional Reset Period
                                        or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid of the new Interest Rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                        Trustee Notice to Company Regarding
                                        Holders Revocation of Option To Be
                                        Repaid. If, after the Holder has
                                        tendered any Certificated Notes for
                                        repayment pursuant to an Extension
                                        Notice or an Optional Reset Notice, such
                                        Holder then revokes such tender for
                                        repayment, the Trustee shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                                        Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before an Optional Reset Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon                         Company Notice to Trustee Regarding
Company's Exercise                      Exercise of Optional Redemption.
of Optional Redemption:                 At least 45 days prior to the date
                                        on which it intends to redeem a
                                        Certificated Note, the Company will
                                        notify the Trustee that it is exercising such option with respect to such Certificated Note on such date.

                                        Trustee Notice to Holders Regarding
                                        Company's Exercise of Optional
                                        Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                                        Deposit of Redemption Price. On or
                                        before any redemption date, the Company
                                        shall deposit with such Trustee an
                                        amount of money sufficient to pay the
                                        redemption price, plus interest accrued
                                        to such redemption date, for all the
                                        Certificated Notes or portions thereof
                                        and which are to be repaid on such
                                        redemption date. Such Trustee will use
                                        such money to repay such Certificated
                                        Notes pursuant to the terms set forth in such Notes.

Payments of Principal                   Trustee Notice to Company of Option
and Interest Upon                       To Be Repaid.  Upon receipt of
Exercise of Optional                    notice of exercise of the option
Repayment (Except                       for repayment and the Global
Pursuant to Company's                   Securities representing the Certfi-
Exercise of Optional                    cated Notes so to be repaid as set
Reset or Optional                       forth in such Notes, the Trustee
Extension):                             shall (unless such notice was received
                                        pursuant to the Company's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment
                                        Date.

                                        Deposit of Repayment Price. On or prior
                                        to any Optional Repayment Date, the
                                        Company shall deposit with such Trustee
                                        an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Certificated Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedure for Rate                      The Company and the Agents will
Setting and Posting:                    discuss from time to time the aggregate
                                        principal amount of, the issuance price
                                        of, and the interest rates to be borne
                                        by, Notes that may be sold as a result
                                        of the solicitation of orders by the
                                        Agents. If the Company decides to set
                                        prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                          Unless otherwise instructed by the
Rejection of Orders:                    Company, each Agent will advise the
                                        Company promptly by telephone of all
                                        orders to purchase Certificated Notes
                                        received by such Agent, other than those rejected by the Agent in whole or in part in the reasonable exercise of its
                                        discretion. Unless otherwise agreed by
                                        the Company and the Agents, the Company
                                        has the sole right to accept orders to
                                        purchase Certificated Notes and may
                                        reject any such orders in whole or in
                                        part. Before accepting any order to
                                        purchase a Certificated Note to be
                                        settled in less than three Business
                                        Days, the Company shall verify that the
                                        Trustee will have adequate time to
                                        prepare and authenticate such Note.

Preparation of                          If any order to purchase a Certifi-
Pricing Supplement:                     cated Note is accepted by or on
                                        behalf of the Company, the Company will
                                        prepare a pricing supplement (a "Pricing
                                        Supplement") reflecting the interest
                                        rates and other terms of such Certified
                                        Note and will arrange to have the
                                        Pricing Supplement filed with the
                                        Commission via the Commission's EDGAR
                                        system in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting Agent") at (unless otherwise specified by the
                                        Presenting Agent in writing) the
                                        following address:

                                        If to Salomon Brothers Inc:

                                        Salomon Brothers Inc
                                        8800 Hidden River Parkway
                                        Tampa, Florida 33167

                                        Attention:   Enrique Castro
                                        Telephone:   (813) 558-7165
                                        Telecopy:    (813) 558-4123

                                                         or

                                        If to Merrill Lynch, Pierce,
                                          Fenner & Smith Incorporated

                                        Merrill Lynch & Co. - Tritech
                                           Services
                                        4 Corporate Place
                                        Corporate Park 287
                                        Piscataway, New Jersey 08854

                                        Attention:   Final Prospectus Unit/
                                        Nachman Kimerling
                                        Telephone: (908) 878-6525/26/27
                                        Telecopy: (908) 878-9815

                                        also, for record keeping
                                        purposes, please send a copy to

                                        Merrill Lynch, Pierce, Fenner &
                                          Smith Incorporated
                                        Merrill Lynch World Headquarters
                                        World Financial Center, North Tower
                                        10th Floor
                                        250 Vesey Street
                                        New York, New York 10281-1310
                                        Attention: MTN Product Management

                                        or, if to another Presenting Agent,
                                        to the address specified
                                        by it to the Company.

                                        The Presenting Agent will cause a
                                        Prospectus and Pricing Supplement to be
                                        delivered to the purchaser of such
                                        Certificated Note.

                                        In each instance that a Pricing
                                        Supplement is prepared, the Presenting
                                        Agent will affix the Pricing Supplement
                                        to Prospectuses prior to their use.
                                        Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solici-                   The Company reserves the right, in
tation; Amendment or                    its sole discretion, to instruct
Supplement:                             the Agents to suspend at any time
                                        for any period of time or permanently,
                                        the solicitation of orders to purchase
                                        Certificated Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the Company
                                        will promptly advise the Agents and the
                                        Trustee whether such orders may be
                                        settled and whether copies of the
                                        Prospectus as in effect at the time of
                                        the suspension, together with the
                                        appropriate Pricing Supplement, may be
                                        delivered in connection with the
                                        settlement of such orders. The Company
                                        will have the sole responsibility for
                                        such decision and for any arrangements
                                        that may be made in the event that the
                                        Company determines that such orders may
                                        not be settled or that copies of such
                                        Prospectus may not be so delivered.

                                        If the Company decides to amend or
                                        supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedure for Rate                      When the Company has determined to
Changes:                                change the interest rates of Certifi-

                                        cated Notes being offered, it will
                                        promptly advise the Agents and the
                                        Agents will forthwith suspend
                                        solicitation of orders. The Agents will
                                        telephone the Company with
                                        recommendations as to the changed
                                        interest rates. At such time as the
                                        Company has advised the Agents of the
                                        new interest rates, the Agents may
                                        resume solicitation of orders. Until
                                        such time only "indications of interest" may be recorded.

Delivery of Prospectus:                 A copy of the Prospectus and a
                                        Pricing Supplement relating to a
                                        Certificated Note must accompany or
                                        precede the earliest of any written
                                        offer of such Certificated Note,
                                        confirmation of the purchase of such
                                        Certificated Note and payment for such
                                        Certificated Note by its purchaser. If
                                        notice of a change in the terms of the
                                        Certificated Notes is received by the
                                        Agents between the time an order for a
                                        Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                                        Supplement setting forth the terms in
                                        effect when the order was placed.
                                        Subject to "Suspension of Solicitation;
                                        Amendment or Supplement" above, the
                                        Presenting Agent will deliver a
                                        Prospectus and Pricing Supplement as
                                        herein described with respect to each
                                        Certificated Note sold by it. The
                                        Company will make such delivery if such
                                        Certificated Note is sold directly by
                                        the Company to a purchaser (other than
                                        any Agent).

Confirmation:                           For each order to purchase a
                                        Certificated Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                             The receipt by the Company of
                                        immediately available funds in exchange
                                        for an authenticated Certificated Note
                                        delivered to the Presenting Agent and
                                        the Presenting Agent's delivery of such
                                        Certificated Note against receipt of
                                        immediately available funds shall, with
                                        respect to such Certificated Note,
                                        constitute "settlement". All orders
                                        accepted by the Company will be settled
                                        on the third Business Day following the
                                        date of sale pursuant to the timetable
                                        for settlement set forth below, unless
                                        the Company and the purchaser agree to
                                        settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement Procedures:                  Settlement Procedures with regard
                                        to each Certificated Note sold
                                        by the Company through any
                                        Agent, as agent, shall be as
                                        follows:

                                        A. The Presenting Agent will advise the
                                        Company by telephone of the following
                                        settlement information, in time for the
                                        Trustee to prepare and authenticate the
                                        required Note:

                                        1. Name in which such Certificated Note
                                        is to be registered ("Registered
                                        Owner").

                                        2. Address of the Registered Owner and
                                        address for payment of principal and
                                        interest.

                                        3. Taxpayer identification number of the Registered Owner (if available).

                                        4. Principal or face amount.

                                        5. Stated Maturity.

                                        6. In the case of a Fixed Rate
                                        Certificated Note, the interest rate or, in the case of a Floating Rate Certificated Note, the initial interest rate (if known at such time), Interest Rate Basis, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

                                        7. Interest Payment Dates and the
                                        Interest Payment Period.

                                        8. Specified Currency and whether the
                                        option to elect payment in a Specified
                                        Currency applies and if the Specified
                                        Currency is not U.S. dollars, the
                                        authorized denominations.

                                        9. Redemption, repayment or extension
                                        provisions, if any.

                                        10. Settlement date.

                                        11. Price (including currency).

                                        12. Presenting Agent's commission,
                                        determined as provided in Section 2 of
                                        the Agency Agreement.

                                        13. Whether such Certificated Note is
                                        issued at an original issue discount,
                                        and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

                                        B. The Company will advise the Trustee
                                        by telephone (confirmed in writing at
                                        any time on the sale date) or electronic transmission of the information set forth in Settlement Procedure "A" above and the name of the Presenting Agent.

                                        C. The Company will deliver to the
                                        Trustee a pre-printed four-ply packet
                                        for such Certificated Note, which packet will contain the following documents in forms that have been approved by Company, the Agents and the Trustee:

                                        1. Certificated Note with customer
                                        confirmation.

                                        2. Stub One - For Trustee.

                                        3. Stub Two - For the Presenting Agent.

                                        4. Stub Three - For the Company.

                                        D. The Trustee will complete such
                                        Certificated Note and will authenticate
                                        such Certificated Note and deliver it
                                        (with the confirmation) and Stubs One
                                        and Two to the Presenting Agent, all in
                                        accordance with the written directions
                                        (or oral instructions confirmed in
                                        writing on the next Business Day) of the Company at (unless, otherwise specified by the Presenting Agent in writing) the following address: in the case of Salomon Brothers Inc, to the Bank of New York, Dealer Clearance, One Wall Street, 3rd Floor, New York, NY 10005,
                                        Attention: Salomon Account, or if to
                                        Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated to Merrill Lynch, Pierce,
                                        Fenner & Smith Incorporated, Money
                                        Market Clearance - MTNs, 75 Barclay
                                        Street, Window C, New York, New York
                                        10080, Attention: Kevin Brennan or, if
                                        to another Presenting Agent to the
                                        address specified by the Company. The
                                        Presenting Agent will acknowledge
                                        receipt of the Note by stamping or
                                        otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt. In the event that the instructions given by the Presenting Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Presenting Agent an amount of immediately available funds equal to the amount of such payment made.

                                        E. The Presenting Agent will deliver
                                        such Certificated Note (with the
                                        confirmation) to the customer against
                                        payment in immediately payable funds.
                                        The Presenting Agent will obtain the
                                        acknowledgment of receipt of such
                                        Certificated Note by retaining Stub Two.

                                        F. The Trustee will send Stub Three to
                                        the Company by first-class mail.

Settlement Procedures                   For orders of Certificated Notes
Timetable:                              solicited by any Agent, as agent,
                                        and accepted by the Company, Settlement
                                        Procedures "A" through "F" set forth
                                        above shall be completed on or before
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure               Time

                                         A             2:00 P.M. on the day
                                before settlement
                            B-C 3:00 P.M. on the day
                                before settlement
                            D 2:15 P.M. on settlement
                                                         date
                                         E             3:00 P.M. on settlement
                                                         date
                                         F             5:00 P.M. on settlement
                                                         date

Failure To Settle:                      If a purchaser fails to  accept
                                        delivery of and make payment for any
                                        Certificated Note, the Presenting Agent
                                        will notify the Company and the Trustee
                                        by telephone and return such
                                        Certificated Note to the Trustee. Upon
                                        receipt of such notice, the Company will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of Company in respect of such Certificated Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting
                                        Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company and the Trustee will make appropriate entries in its records.

Trustee Not To                          Nothing herein shall be deemed to
Risk Funds:                             require the Trustee to risk or expend
                                        its own funds in connection with any
                                        payment to the Company, the Agents or
                                        the purchaser, it being understood by
                                        all parties that payments made by the
                                        Trustee to the Company, the Agents or
                                        the purchaser shall be made only to the
                                        extent that funds are provided to the
                                        Trustee for such purpose.

Authenticity of                         The Company will cause the Trustee
Signatures:                             to furnish the Agents from time to time
                                        with the specimen signatures of each of
                                        the Trustee's officers, employees or
                                        agents who has been authorized by the
                                        Trustee to authenticate Certificated
                                        Notes, but no Agent will have any
                                        obligation or liability to the Company
                                        or the Trustee in respect of the
                                        authenticity of the signature of any
                                        officer, employee or agent of the
                                        Company or the Trustee on any
                                        Certificated Note.

Payment of Expenses:                    Each Agent shall forward to the Company,
                                        on a monthly basis, a statement of the
                                        out-of-pocket expenses incurred by such
                                        Agent during that month that are
                                        reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs:                      The Company will determine with the
                                        Agents the amount of advertising that
                                        may be appropriate in soliciting orders
                                        to purchase the Certificated Notes.
                                        Advertising expenses will be paid by the Company.

                                        Periodic Statements Periodically, the
                                        Trustee will send from the Trustee: to
                                        the Company a statement setting forth
                                        the principal amount of Certificated
                                        Notes Outstanding as of that date and
                                        setting forth a brief description of any sales of Certificated Notes which the Company has advised the Trustee but which have not yet been settled.

                                                                       EXHIBIT B


                             CPC International Inc.

                           Medium Term Notes, Series F

                            Due More Than Nine Months
                               from Date of Issue

                                 TERMS AGREEMENT


                                                   [            ], 199[  ]


Attention:


     Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated , 1997, between Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated and you, the undersigned agrees to purchase the following Notes of CPC International Inc.:

[Add additional terms as may be needed to identify the Notes.] Specified Currency (if other than U.S. dollars):

Aggregate Principal Amount:         $

Interest Rate:

Stated Maturity:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:               % of Principal Amount

Purchase Price:                       % of Principal Amount [plus
                                      accrued interest from
                                                      , 199 ]

Purchase Date and Time:

Place for Delivery of Notes



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and Payment Therefor:

Method of Payment:

Modification, if any, in the requirements to deliver the documents specified in
Section 6(b) of the Agreement:

                                      [Purchaser]


                                      By: ________________________


Accepted:

CPC International Inc.


By: ________________________
    Title: